UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, DC 20549

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FORM 8-K
 _______________________________________________

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): December 13, 2022
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THE COOPER COMPANIES, INC.
(Exact name of registrant as specified in its charter)

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Delaware	1-8597	94-2657368
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)
6101 Bollinger Canyon Road, Suite 500, San Ramon, California 94583
(Address of principal executive offices, including Zip Code)
(925) 460-3600
(Registrant’s telephone number, including area code)

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Check the appropriate box below if the Form 8-K is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol	Name of each exchange on which registered
Common Stock, $.10 par value	COO	The New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR §230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR §240.12b-2).
                                        Emerging growth company ☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided to Section 13(a) of the Exchange Act. ☐

Item 5.02. Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

2023 Incentive Payment Plan

On December 13, 2022, the Organization and Compensation Committee (the “Committee”) of the Board of Directors (the “Board”) of The Cooper Companies, Inc. (“Cooper”) approved the 2023 Incentive Payment Plan (the “2023 IPP”) for Cooper and its subsidiaries (collectively with Cooper, the “Company”). The 2023 IPP provides cash incentive opportunities for named executive officers and other executives as a percentage of base salaries, based on performance goals relating to the operating business’ (CooperVision’s or CooperSurgical’s) or the Company’s consolidated results (depending upon the named participant’s area of responsibility) and achievement of non-financial goals.

The above summary of the 2023 IPP is qualified in its entirety by the copy of such plan attached hereto as Exhibit 10.1 and incorporated herein by reference.

Director Retirement

On December 13, 2022, Jody S. Lindell informed the Board that she will retire as a director, effective on the date of the Company’s next Annual Meeting of Stockholders in March 2023. There are no disagreements between Ms. Lindell and the Company on any matter relating to the Company’s operations, policies, or practices.

ITEM 9.01.    Financial Statements and Exhibits.
(d)    Exhibits.

Exhibit	Description
10.1	The Cooper Companies, Inc. 2023 Incentive Payment Plan.
104.1	Cover Page Interactive Data File (embedded within the Inline XBRL document).

SIGNATURE
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

    THE COOPER COMPANIES, INC.

    By:     /s/ Nicholas S. Khadder
        Nicholas S. Khadder
        Secretary

Dated: December 19, 2022